UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

June 15, 2020

Commission File Number 001-38308

Greenpro Capital Corp.

(Exact name of registrant issuer as specified in its charter)

Nevada	98-1146821
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Room 1701-1703, 17/F.,

The Metropolis Tower,

10 Metropolis Drive, Hung Hom,

Hong Kong

(Address of principal executive offices, including zip code)

Registrant’s phone number, including area code (852) 3111 -7718

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value	GRNQ	NASDAQ Capital Market

Item 1.01. Entry into a Material Definitive Agreement.

On June 15, 2020, Greenpro Capital Corp. (the “Company”) entered into a loan agreement (the “Loan Agreement”) with an institutional investor (the “Lender”) pursuant to which the Company will issue in a private placement a five (5) year convertible promissory note (the “Note”) in the principal amount of $5 million. Pursuant to the Loan Agreement, the Company will pay a coupon equal to 3% annually. At the maturity date, the Lender may (i) demand repayment of the unpaid principal and interest under the loan, or (ii) subject to the Company’s consent, elect to convert the unpaid principal and interest under the loan into restricted shares of the Company’s common stock. The conversion price will be based on the average of the closing price of the common stock of the Company as agreed upon between the Lender and the Company on the date of conversion. The Company intends to use the proceeds of the loan for commercial expansion and business development.

A copy of the Loan Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing summary of the terms of the Loan Agreement is subject to, and qualified in its entirety by, such agreement. On June 16, 2020, the Company issued a press release announcing the signing of the Loan Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation.

The disclosure set forth under Item 1.01 above is hereby incorporated in its entirety under this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

As described more fully in Item 1.01 above, on the closing date of the transaction, the Company shall issue to the Lender the Note convertible into restricted shares of the Company’s common stock in a private placement, which Note, when issued, will be exempt from registration pursuant to Section 4(2) of, and/or Rule 506 under Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), or Regulation S promulgated under the Securities Act.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Loan Agreement dated June 15, 2020 between the Company and the Lender.

99.1	Press Release dated June 16, 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREENPRO CAPITAL CORP.

Date: June 19, 2020	By:	/s/ Lee Chong Kuang
	Title:	President and Chief Executive Officer

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